BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

(866) 934-4700

April 30, 2009
(As supplemented on September 11, 2009)

STATEMENT OF ADDITIONAL INFORMATION

Capital Stock

This Statement of Additional Information (“SAI”) dated April 30, 2009 is not a Prospectus.  It should be read in conjunction with the Prospectus of the Bridges Investment Fund, Inc. (the “Fund”) dated April 30, 2009.  This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally part of the Fund’s Prospectus.  The financial statements for the Fund for the year ended December 31, 2008, are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2008.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the Fund’s website at www.bridgesfund.com, or write or call the Fund at the address or telephone number written above.

TABLE OF CONTENTS

Page No.

FUND HISTORY AND CLASSIFICATION	3
INVESTMENT POLICIES, STRATEGIES AND RISKS	3
Equities	3
Fixed-Income Securities	4
Foreign Securities	7
Covered Call Options	7
Investments in Other Investment Companies	8
Other Investment Policies, Strategies, and Risks	9
INVESTMENT LIMITATIONS	10
DISCLOSURE OF PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUND	13
Directors and Officers	13
Director Share Ownership	18
Director Interest in Adviser or Affiliates	19
Director Interest in Any Material Transactions with Adviser or Affiliates	19
Director and Officer Compensation	19
Other Management Disclosures	20
Principal Shareholders, Control Persons and Management Ownership	20
Investment Adviser and Administrator	21
Portfolio Manager	22
Code of Ethics	23
Proxy Voting Policy and Procedures	23
Fund Accountant, Fund Administrator, Transfer Agent and Custodian	24
Distributor	25
Independent Registered Public Accounting Firm	26
BROKERAGE ALLOCATIONS AND OTHER PRACTICES	26
CAPITAL STOCK AND OTHER SECURITIES	26
Cumulative Voting	27
PURCHASE, REDEMPTION, AND PRICING OF SHARES OFFERED	27
Determining Net Asset Value	27
Anti-Money Laundering	28
TAX STATUS	28
FINANCIAL STATEMENTS	30

FUND HISTORY AND CLASSIFICATION

The Fund is a Nebraska corporation organized on March 20, 1963 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since that year.

INVESTMENT POLICIES, STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Fund’s Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage.

Equities

Common Stocks

The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Convertible securities are accorded the status of equities by the Fund because they may be converted into common stock at the election of the holder.

Fixed-Income Securities

The Fund may invest in a wide range of fixed-income securities.

The Fund may invest in investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks.  Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”), or Baa or better by Moody’s Investors Service®, Inc. (“Moody’s”).  Subject to the limitation below, the Fund may also invest in lower-rated or high yield debt securities (commonly known as “junk bonds”), and the Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate.  Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections.  The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Junk Bonds

“Junk Bonds” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below the rating it carried at the time of purchase.

The Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P® or Moody’s, respectively, at the time of their acquisition for the Fund’s portfolio.  The Fund will limit its investments in junk bonds to no more than 5% of its assets, determined at the time of purchase.

The purchase of junk bonds is not a principal strategy of the Fund.

Payment-In-Kind Securities and Strips

Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.  The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Preferred Stock

The Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

U.S. Government Securities

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years), Treasury Bonds (which generally have maturities of more than 10 years) and U.S. agency securities (which have a variety of maturities).  All U.S. Treasury securities are backed by the full faith and credit of the United States, whereas U.S. agency securities are not always supported by the full faith and credit of the United States.  While the Fund may invest in U.S. government securities of any type, the Fund primarily invests in Treasury securities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Foreign Securities

The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 15% of the Fund’s total assets, determined at the time of purchase.  Such foreign securities may be purchased directly, or by purchasing American Depository Receipts (“ADRs”), provided that such securities are registered with and traded on U.S. exchanges.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.   Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

The purchase of foreign securities is not a principal strategy of the Fund.

Covered Call Options

The Fund may write (sell) covered call options on equity securities.  Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

As a writer of a call option, the Fund receives a premium less a commission and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The Fund, as a writer of a call option, may have no control over when the underlying securities must be sold because it may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option.  Whether an option expires unexercised, the Fund retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the Fund experiences a profit or loss from the sale of the underlying security.  Thus, during the option period, the Fund gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security decline.

The Fund may write exchange-traded call options against shares held in its securities portfolio, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund’s assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position.

The writing of covered call options is not a principal strategy of the Fund.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies, which may include exchange traded funds (“ETFs”) in addition to other mutual funds.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

In addition, under unusual market conditions, the Fund may invest in certain ETFs, the performance of which is intended to correspond to the performance of a designated benchmark index (such as the S&P 500 Index), as a hedge against market volatility and significant market decrease.  The purpose of such investments would be to moderate risk to the Fund during times of volatile market conditions without requiring the Fund to sell its portfolio securities when continuing to hold such securities is believed to be consistent with the Fund’s long-term investment strategy.  Investments by the Fund in ETFs are subject to the limitations on investment in investment company securities discussed below.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1.5%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

As previously noted, the Fund may invest in ETFs.  An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, if the shares are de-listed from the exchange, or upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The investment in other investment companies is not a principal strategy of the Fund.

Other Investment Policies, Strategies, and Risks

Temporary Defensive Positions

Under unusual economic or financial market circumstances, the Fund may significantly increase the portion of Fund assets held in cash or U.S. government securities for temporary defensive purposes, and as a result may not achieve its investment objectives.  The Fund may maintain positions in cash or U.S. government securities (generally U.S. Treasury securities) for as long as such unusual market conditions exist and the normal limitation that not more than 40% of the Fund’s assets be invested in fixed income securities will not apply.  In addition, under unusual market conditions, the Fund may invest in certain ETFs, the performance of which is intended to correspond, either positively or negatively, to the performance of a designated benchmark index (such as the S&P 500 Index), as a hedge against market volatility and significant decrease or increase.

Turnover

Turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period.  A fund’s turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses), may affect a fund’s performance.  Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund makes each investment with the expectation that the security acquired will be held for the long term.  The Fund will not purchase securities with a view towards rapid turnover for capital gains.  Therefore, the Fund does not expect there to be material changes in its turnover rate.  In the 10 years ending December 31, 2008, the portfolio turnover rate for the Fund ranged from a high of 39% in 2007 to a low of 14% in 2001.  The median portfolio turnover for the past 10 years was 21% and the average portfolio turnover for such period was 22%.  The Fund’s portfolio turnover rate for 2007 and 2008 was 39% and 23%, respectively.  However, portfolio turnover rates could increase significantly in order to respond to turbulent conditions in the securities market.

INVESTMENT LIMITATIONS

In addition to the investment policies and limitations described above and in the Prospectus, the Fund has adopted the following investment limitations, which are fundamental policies and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the approval of a majority of the outstanding voting securities of the Fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund shall not:

1.             Concentrate its investments in a particular industry or group of related industries by committing more than 25% of total assets to securities in any one industry or group of related industries.

2.             Make investments which will cause more than 5% of the Fund’s total assets (at the time of purchase) to be invested in the securities of any one issuer, except for investments in U.S. government securities.

3.           Acquire more than 10% of the voting stock of any one issuer and 10% of any one class of the outstanding securities of any one issuer through initial or subsequent investments.  For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.

4.             Make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years of operation.

5.             Issue any preferred stock or other senior securities.

6.             Invest in companies for the purpose of exercising control or management.

7.             Invest outside of the area of securities or purchase or sell real estate, commodities or commodity contracts.

8.             Make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

9.             Borrow money, pledge, or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets.  The Fund has never exercised the option to borrow money as a temporary measure.

10.           Purchase securities on margin or make short sales.

11.           Engage in the underwriting of the securities of other issuers.

12.           Purchase restricted or non-registered securities.

13.           Purchase or sell put or call options, except the Fund may write or sell covered call options as described above.

14.           Invest in securities of other investment companies, except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than a customary broker’s commission, or where the acquisition is part of a plan or merger or consolidation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Fund has adopted portfolio disclosure policies (“Policies”) that govern the timing and circumstances of the disclosure of the Fund’s portfolio holdings to any person to ensure that such disclosure is in the best interests of the Fund’s shareholders.  Bridges Investment Management, Inc., the Fund’s investment adviser (“Adviser”), has also adopted the Fund’s Policies with respect to the disclosure of the Fund’s portfolio holdings.  In creating the Policies, the Adviser and the Fund’s Board of Directors considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund.  The Policies authorize the Fund’s President or Chief Compliance Officer (“CCO”) to consider and approve the dissemination of the Fund’s non-public portfolio holdings to persons with a legitimate business purpose for the information after considering the best interests of the Fund’s shareholders and potential conflicts in making such disclosures.  All non-public disclosures of the Fund’s portfolio holdings to third parties made pursuant to these Policies are to be reported to the Fund’s CCO to facilitate periodic reporting to the Board of Directors.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of each quarter-end in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also discloses its quarterly holdings on the Fund’s website at www.bridgesfund.com.  The quarterly holdings are normally updated within 1 to 4 business days after the end of the most recent quarter.

The Fund’s portfolio holdings may be disclosed between and among the following persons (collectively “Internal Parties”) for legitimate business purposes within the scope of their official duties and responsibilities, subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations:

●	The Fund’s Board of Directors;
●	The Adviser;
●	The distributor, fund accountant, sub-administrator, transfer agent, or custodian to the Fund; and
●	An accounting firm or legal counsel hired by the Fund, the Adviser, or the Board of Directors.

The Internal Parties may receive the Fund’s portfolio holdings as frequently as daily, with no lag.  The Board of Directors believes that its policy regarding disclosure to Internal Parties is sufficient to provide the Fund and its shareholders with adequate protection.

In addition to the Fund’s public disclosure on its website, the Fund’s portfolio holdings may also be disclosed in response to a regulatory request, court order or other legal proceeding, or when necessary and appropriate with a legitimate business purpose to statistical or consulting agencies, pricing services, financial printers, proxy voting service providers and other third parties (collectively “Third Parties”) that provide services to the Fund and/or Internal Parties.  All Third Parties that receive the Fund’s portfolio holdings are subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations.  The frequency and lag with which the Fund’s portfolio holdings may be disclosed to Third Parties is determined based on the facts and circumstances of the business purpose for the disclosure.

No person is authorized to pay or receive any compensation or other consideration, including any agreement to maintain assets in the Fund or other accounts managed by the Adviser or by any affiliated person of the Adviser, for the purpose of obtaining information concerning the Fund’s portfolio holdings.

Any suspected breach of the Fund’s Policies is to be reported immediately to the Fund’s CCO or in the CCO’s absence, to the Fund’s President.  The Board exercises oversight of the Policies through a compliance report prepared by the Fund’s CCO  regarding the operation of the Policies in accordance with the Fund’s Compliance Program Policies and Procedures (of which the Policies and the Codes of Ethics are a part).  The compliance report contains all disclosures of the Fund’s portfolio holdings to Third Parties made pursuant to the Policies and any suspected breach of the Policies.  The compliance report is provided to the Board annually or more frequently at the option of the Board or the Fund’s CCO.

There is no assurance that the Fund’s Policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of such holdings information.  The Board of Directors reserves the right to amend the Policies at any time, without prior notice, in their sole discretion.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund.  The Fund’s officers, who are chosen by and accountable to the Board of Directors, handle the day-to-day operation of the Fund.

The following table is a list of the Directors of the Fund, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors, as of the date of this SAI.  Unless otherwise noted, an individual’s business address is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Non-Interested/Independent Directors

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
N. Phillips Dodge, Jr. Age: 72	Director	One Year; Since 1983	President, N. P. Dodge Company, commercial and residential real estate brokerage , 1978-present.	American States Water Company*; Omaha Public Power District
John J. Koraleski(1) Age: 58	Chairman Director	One Year; Since 2005 One Year; Since 1995	Executive Vice President-Marketing & Sales, Union Pacific Railroad Company, 1999-present; has been serving Union Pacific Railroad Company in various capacities since 1972.
Adam M. Koslosky Age: 52	Director	One Year; Since 2007	President and Chief Executive Officer, Magnolia Metal Corporation, a bronze bearing manufacturer, 1985-present; has been serving Magnolia Metal Corporation in various capacities since 1978.	Nebraska Methodist Hospital Foundation
Michael C. Meyer Age: 50	Director	One Year; Since 2008
Vice President of Asset Management, Tenaska, Inc. (energy company); previously Vice President, International Asset Management (energy company); has been serving Tenaska in various capacities since 1995.

Gary L. Petersen Age: 65	Director	One Year; Since 1987	Retired since 1986; previously was President of Petersen Manufacturing Co. Inc. from 1979-1986, prior to becoming President, served Petersen Manufacturing in various capacities beginning in 1966.
Robert Slezak Age: 51	Director	One Year; Since 2008	Independent management consultant, 1999- present; Vice President, Chief Financial Officer and Treasurer of Ameritrade Holding Corporation, 1989 to 1999.	United Western Bancorp, Inc.*; Xanadoo Company

* Indicates publicly traded company or investment company.

(1)	Mr. Koraleski serves as the Lead Independent Director.

Interested Directors
Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
Edson L. Bridges III, CFA(1) Age: 50	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991
President and Chief Executive Officer, Bridges Investment Management, Inc., 2000-present; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; held various other professional level positions at Bridges Investment Counsel from 1983-1993; Vice President, Provident Trust Company, 1992-present; held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman.
Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Provident Trust Company; Stratus Fund, Inc.*
Robert W. Bridges, CFA(2) Age: 43	Director	One Year; Since 2007	Director and Senior Equity Analyst at Sterling Capital Management LLC; 2000-present; has worked in various capacities for Sterling Capital Management from 1996-2000.	Bridges Investment Counsel, Inc.; Provident Trust Company
* Indicates publicly traded company or investment company.

(1)
Edson L. Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.

(2)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors as of the date of this SAI.  The business address for the officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Officers
Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
Edson L. Bridges II, CFA(1) Age: 76	Chairman Emeritus Vice Chairman Chairman President Chief Executive Officer Director	One Year; Since 2006 One Year; From 2005- 2006 One Year; From 1997- 2005 One Year; From 1970- 1997 One Year; From 1997- 2004 One Year; From 1963- 2007
President and Chief Compliance Officer, Bridges Investment Counsel, Inc., 1970-present; President, Bridges Investor Services, Inc., 1987-present; President, Provident Trust Company, 1992-present; Executive Administrator, Bridges Investment Management, Inc., 2000-present.

Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; N.P. Dodge Company; Airlite Plastics Company; Provident Trust Company; Store Kraft Manufacturing Company; West Omaha Land & Cattle Company

Nancy K. Dodge Age: 47	Treasurer Chief Compliance Officer	One Year; Since 1986 One Year: Since 2006
Senior Vice President, Bridges Investment Management, Inc., 2000-present; held various other positions at Bridges Investment Management, Inc. and Bridges Investment Counsel, Inc., 1980-present; Vice President and Trust Officer, Provident Trust Company, 1992-present; held various positions at Bridges Investor Services, Inc., 1987-present, most recently Sr. Vice President.

Bridges Investor Services, Inc.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
Brian Kirkpatrick, CFA Age: 37	Executive Vice President Vice President	One Year; From 2006 One Year; From 2000- 2006
Senior Vice President, Director of Research and Chief Compliance Officer of Bridges Investment Management, Inc., 1994 –present; held various positions with Bridges Investment Counsel, Inc., 1992-present, most recently Vice President; Trust Assistant and Vice President, Provident Trust Company, 1995-present.

Bridges Investment Management, Inc.
Mary Ann Mason Age: 57	Secretary	One Year; Since 1987
Sr. Vice President Operations and Administration, Corporate Secretary and Treasurer, Bridges Investment Counsel, Inc., 1981-present; Senior Vice President of Operations and Administration, Secretary/Treasurer, Bridges Investment Management, Inc., 1994-present; Secretary and Treasurer, Bridges Investor Services, Inc., 1987-present; Vice President, Secretary& Treasurer, Provident Trust Company, 1992-present.

Bridges Investor Services, Inc.
Linda Morris Age: 42	Assistant Treasurer	One Year; Since 1999
Held various positions with Bridges Investment Counsel, Inc., 1992-present, most recently as Associate Director of Accounting, and various positions with Bridges Investment Management, 1994-present; Trust Assistant, Provident Trust Company, 1995-present.

Trinh Wu Age: 52	Controller	One Year; Since 2001
Senior Accountant, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc., 1997-present; Assistant Vice President for Provident Trust Company and Vice President, Bridges Investor Services.

* Indicates publicly traded company or investment company.

(1)
Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges. Mr. Bridges II is an officer of the Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc

Committees

The Fund’s Audit Committee for the fiscal year ended December 31, 2008 consisted of  Messrs. Koslosky (Chair), Meyer and Slezak.  The members of the Audit Committee are not “interested” persons of the Fund (as defined in the 1940 Act).  The primary responsibilities of the Fund’s Audit Committee are to establish the scope of review for the annual audit by the Fund’s independent registered public accounting firm, and to work with representatives of the Fund’s independent registered public accounting firm to establish such guidelines and tests for the audit which are deemed appropriate and necessary.  The Audit Committee met twice during the Fund’s most recent fiscal year.

The Fund also has an Administrative and Nominating Committee, consisting of Messrs. Dodge Jr., Koraleski and Petersen (Chair), each of whom is a disinterested member of the Board.  The primary responsibilities of the Administrative and Nominating Committee are to periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board, evaluate candidates’ qualifications for Board membership, including such candidates’ independence from the Fund’s investment manager, and make nominations for independent director membership on the Board.  The Administration and Nominating Committee will consider nominees recommended by Fund shareholders.  Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person.  In addition, the Administration and Nominating Committee periodically reviews and makes recommendations with respect to Board governance procedures, compensation, and the Fund’s investment advisory agreement.  In the absence of the Board Chairman, the Chairman of the Administration and Nominating Committee presides over the Board of Directors.  The Administrative and Nominating Committee met once during the Fund’s most recent fiscal year.

Director Share Ownership

Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2008.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Edson L. Bridges III					X
Robert W. Bridges				X
N. Phillips Dodge, Jr.					X
John J. Koraleski					X
Adam M. Koslosky				X
Michael C. Meyer				X
Gary L. Petersen					X
Robert Slezak			X

Director Interest in Adviser or Affiliates

As of December 31, 2008, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser.  Accordingly, as of December 31, 2008, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates.

Director Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Director and Officer Compensation

No officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Director or officer of the Fund.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses.  The following table shows the compensation earned by each Director of the Fund for the year ended December 31, 2008.  Each Director of the Fund will be paid an annual retainer fee of $3,000 for serving as a member of the Board of Directors.  Additional fees will be paid to the Chairman in the amount of $1,000 per year, Vice Chairman in the amount of $500 per year, and each Committee Chairman in the amount of $500 per year.  Except for Robert W. Bridges, Interested Directors will not be paid Director fees for their services.  Although Mr. Bridges is compensated for his services as an Interested Director, his compensation for services rendered in fiscal 2008 was not paid until fiscal 2009.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From Fund Paid to Directors
Interested Directors
Edson L. Bridges III	None	None	None	None
Robert W. Bridges(1)	None	None	None	None

Disinterested Directors
N. P. Dodge, Jr.	$3,650	None	None	$3,650
John J. Koraleski	$4,650	None	None	$4,650
Adam M. Koslosky	$4,325	None	None	$4,325
Michael C. Meyer	$3,000	None	None	$3,000
Gary L. Petersen	$5,000	None	None	$5,000
Robert Slezak	$3,000	None	None	$3,000
  (1)   Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered an Interested Director.  However, Robert W. Bridges is not otherwise an officer of the Fund or an employee, officer or director of the Adviser.

Other Management Disclosures

Edson L. Bridges II is an officer of Bridges Investment Management, Inc., the Fund’s investment adviser.  Mr. Bridges II serves on the board of directors of N.P. Dodge Company (the “Company”), a commercial and residential real estate brokerage company in Omaha, Nebraska.  N.P. Dodge, Jr. has served as the Company’s chief executive officer since 1978.  Mr. Dodge also serves as an independent or disinterested director of the Fund.

Principal Shareholders, Control Persons and Management Ownership

A control person is a shareholder that owns beneficially, directly or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control.  Beneficial ownership is determined by the right to vote or direct the disposition of voting securities.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  The Fund has no control persons as of March 31, 2009.

A principal shareholder is any person who owns of record or beneficially, 5% or more of the outstanding shares of the Fund.  As of March 31, 2009, the following shareholders were considered to be a principal shareholder of the Fund, through record or beneficial ownership as set forth below:

Principal Holders of the Fund

Name and Address	% Ownership	Nature of Ownership
Douglas & Co. c/o Great Western Bank 9290 W. Dodge Rd. Omaha, NE 68114	10.23%	Holder of record
Provident Trust Company(1) 8401 W. Dodge Rd., Suite #256 Omaha, NE 68114-3493	46.25%	Holder of record

(1)
Provident Trust Company (“PTC”) is managed by personnel of Bridges Investment Counsel, Inc. (“BIC”) under a management agreement.  PTC holds shares of the Fund for its customers and does not own any shares of the Fund as principal.  Fund shares held by PTC as custodian or agent are voted and controlled by the PTC customer.  PTC acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity.  PTC’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible.  When PTC does vote Fund shares, an officer of PTC who is not an employee of BIC, Bridges Investment Management, Inc. (“BIM”), or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.  Fund Directors Edson L. Bridges III and Robert W. Bridges and Fund Officer Edson L. Bridges II are also directors of PTC.

In addition, as of March 31, 2009, the Directors and officers as a group beneficially owned 8.46% of the outstanding shares of the Fund.

Investment Adviser and Administrator

BIM, 8401 West Dodge Road, Omaha, Nebraska, 68114, provides investment advice to the Fund and serves as the Fund’s Administrator.  BIM was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999.  Edson L. Bridges III owns the majority of BIM stock and Edson L. Bridges II and Edson L. Bridges III control BIM through a voting trust agreement.

Under an Investment Advisory Agreement (“Current Advisory Agreement”) between the Fund and BIM, BIM provides continuous investment supervision for the Fund in accordance with the Fund’s investment objectives, policies, strategies and limitations and oversees the day-to-day operations of the Fund, subject to the supervision of the Board of Directors.  BIM pays all costs related to the registration of the Fund with the SEC under the 1940 Act and all expenses of qualifying and maintaining the qualification of Fund shares under the securities laws of such states as the Fund may designate from time to time.  In addition, BIM has agreed to waive its fee and/or reimburse operating expenses to the extent that total Fund expenses (exclusive of stamp and other taxes but including fees paid to BIM) exceed 1.50% of average net assets each year.

As the Fund’s Administrator, BIM prepares and coordinates reports and other materials supplied to the Directors; prepares and/or supervises the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, proxies, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepares all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; coordinates the preparation, printing and mailing of all materials (e.g., annual and quarterly reports, proxy materials) required to be sent to shareholders; coordinates the annual proxy solicitation and shareholders’ meeting, if required; coordinates the preparation and payment of Fund related expenses; monitors and oversees the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, Fund Accountant, Sub-Administrator, etc.); reviews and adjusts as necessary the Fund’s daily expense accruals; and performs such additional services as may be agreed upon by BIM.

For these investment advisory services, the Fund pays BIM a quarterly fee of one-eighth (⅛) of one percent (1%) of the average net asset value of the Fund, as determined at the close of each month in the quarterly period.  In addition, the Fund pays BIM an annual fee not to exceed $42,000 for providing administrative services to the Fund.  The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors.

The table below shows the amount of advisory and administrative services fees paid by the Fund for the period January 1, 2006 through December 31, 2008.

	Advisory Fees	Administrative Services Fees
	BIM	BIM
2006	$406,899	$41,975
2007	$411,662	$41,975
2008	$331,064	$42,000

The Current Advisory Agreement with BIM will continue in effect only so long as such continuance is specifically approved at least annually by the Board of Fund Directors or by vote of a majority of the outstanding voting securities of the Fund.

Portfolio Manager

Mr. Edson L. Bridges III is the primary portfolio manager for the Fund.  Mr. Brian M. Kirkpatrick serves as sub-portfolio manager for the Fund.  The following provides information regarding other accounts that are managed by the primary and sub-portfolio managers as of December 31, 2008:

Name of Person	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Edson L. Bridges III
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	297	$528.1	0	$0

Brian M. Kirkpatrick
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	141	$59.5	0	$0

Mr. Bridges III and Mr. Kirkpatrick manage other accounts, which may share the Fund’s primary investment objective of long-term capital appreciation, with a secondary objective of generation of a modest amount of current income.  Because of the similarities in the investment objectives and strategies of the Fund and the other accounts, conflicts of interest may arise.  As a result, BIM has adopted trade allocation procedures that, among other things, ensure that trades are allocated fairly and equitably between other accounts and the Fund consistent with BIM’s fiduciary duty to each client.  In determining a fair allocation, BIM takes into account a number of factors, including among other things, BIM’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment and suitability.

BIM has not identified any other material conflicts between the Fund and other accounts managed by Mr. Bridges III and Mr. Kirkpatrick.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  BIM’s management fees for the services it provides to other accounts vary and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of December 31, 2008, the compensation Mr. Bridges III and Mr. Kirkpatrick receive is paid indirectly by BIM through its outsourcing agreement with BIC and is not paid by the Fund.  Their compensation primarily consists of a base salary and a bonus.  The portfolio managers’ base salaries are generally reviewed annually and any increases are based on consideration of various factors, including, but not limited to, merit, cost of living increases, and employment market competition.  Bonuses are primarily determined based on individual merit, which includes research productivity and BIM’s profitability.  Along with all other employees of BIM, Mr. Bridges III and Mr. Kirkpatrick may also participate in any of three retirement plans: a 401(k) plan, a profit sharing plan, and a money purchase pension plan.  The 401(k) plan offers a salary deferral option without a company match.  The profit sharing plan is irregularly funded based upon annual profitability, whereas the money purchase pension plan is funded annually based on actuarial assumptions.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.

Set forth below are the dollar ranges of Fund shares beneficially owned by each portfolio manager as of December 31, 2008, using the following ranges: None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000:

Portfolio Manager	Dollar Range of Shares of the Fund
Edson L. Bridges III	Over $1,000,000
Brian M. Kirkpatrick	$100,001-$500,000

Code of Ethics

The Fund, BIM, and the distributor have adopted codes of ethics (“Codes”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by the Directors and officers of the Fund and personnel of the Investment Adviser and the distributor.  These Codes permit such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

Proxy Voting Policy and Procedures

The Fund’s Board of Directors has adopted proxy voting policy and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Fund shareholders.  The Fund authorizes BIM, as the Fund’s investment adviser, to exercise its proxy voting responsibilities with a goal of maximizing the long-term value of Fund investments.  BIM officers and employees are to use the Fund’s proxy voting policy as a guideline, but each voting decision involves a unique set of facts that needs to be considered in determining whether the vote is in the best interests of the Fund and its shareholders.

In situations where BIM or its affiliated parties have a material conflict of interest, the company will provide the Fund with full disclosure of the material conflict of interest and forward the proxy to a proxy subcommittee appointed by the Fund’s Administrative and Nominating Committee, which is comprised solely of independent directors.  This proxy subcommittee will decide by majority vote the appropriate action to take under the Fund’s proxy voting policy.

BIM has established an Investment Committee, which is responsible for determining the Fund’s votes based on the Fund’s proxy voting policy.  In most instances, the BIM Investment Committee will delegate the proxy vote determination to individual committee members who are responsible for security analysis of the same securities.  All questions concerning interpretation of the Fund’s proxy policy are decided by a majority vote of the BIM Investment Committee.  The BIM Investment Committee will maintain a list of securities in which there may be a conflict of interest under the Fund’s proxy voting policy.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge by calling toll-free (866) 934-4700, locally (402) 397-4700, by sending a written request to Bridges Investment Management, Inc., Attention:  Mary Ann Mason, 8401 West Dodge Road, Suite 256, Omaha, Nebraska 68114, by accessing the Fund’s website at www.bridgesfund.com, or by accessing the SEC’s website at www.sec.gov.

Fund Accountant, Fund Administrator, Transfer Agent and Custodian

BIM has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Under the Fund Accounting Servicing Agreement, USBFS’s duties include:  (i) portfolio accounting services; (ii) expense accrual and payment services; (iii) fund valuation and financial reporting services; (iv) tax accounting services; (v) compliance control services; and (vi) daily accounting functions.  For these services, the Fund pays USBFS a monthly fee based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, .02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses, and subject to certain Consumer Price Index increases.

Under the Fund Sub-Administration Servicing Agreement with BIM, USBFS’s duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance.  For these services, USBFS is entitled to receive fees, payable monthly based on the total annual rate of 0.04% of assets on the first $50 million of Fund assets, 0.03% on the next $50 million of Fund assets, and 0.02% of Fund assets exceeding $100 million, in addition to reimbursement for certain out of pocket expenses.

USBFS is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, USBFS’s duties include:  (i) issuance and redemption of Fund shares; (ii) making dividend and other distributions to shareholders of the Fund; (iii) responding to correspondence by Fund shareholders and others relating to its duties; (iv) maintaining shareholder accounts; and (v) issuing Form 1099 or Form 5498 information to Fund shareholders each year.

U.S. Bank National Association (“Custodian”), an affiliate of USBFS, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the Fund’s assets pursuant to a Custody Agreement.  Under the Custody Agreement, the Custodian’s duties include:  (i) holding securities of the Fund in a separate account in the name of the Fund; (ii) making receipts and disbursements of money on behalf of the Fund; (iii) collecting and receiving all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) maintaining books and records in accordance with applicable laws; and (v) making periodic reports to the Fund concerning the Fund’s operations.  The Custodian does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Distributor

Pursuant to a distribution agreement, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, serves as the Fund’s distributor in connection with the continuous offering of the Fund’s shares on a no-load basis.  The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  USBFS, the Custodian and the Distributor are affiliates.

The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions (“Service Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares.  No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 S. Wacker Dr., Chicago, IL 60606, is the independent registered public accounting firm for the Fund and conducts the annual audit of the Fund’s financial statements.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Board, BIM executes transactions in the Fund’s portfolio of securities through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.  The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers.

The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were:   $37,704 in 2006, $72,931 in 2007 and $36,620 in 2008.  There were no brokerage concerns or individuals acting as brokers who were affiliated with the Fund or Adviser.

The disinterested Directors of the Fund have agreed that the Adviser may cause the Fund to pay a member of an exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services (“third-party research”) provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested Directors of the actions of the Adviser in directing the brokerage business of the Fund.  Because of the practice of using securities transactions to purchase third-party research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

In addition, at each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and the Adviser.

CAPITAL STOCK AND OTHER SECURITIES

The Fund’s capital structure consists of 100 million authorized shares of capital stock (par value of $0.00001 per share) with 4,613,300 shares issued as of December 31, 2008.  Of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series.  The 50 million shares designated as Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors.  The Fund shares are redeemable on written demand of the holder and are transferable and have no preemptive or conversion rights and are not subject to assessment.  Fractional shares have the same rights proportionately as full shares.

Shares redeemed by the Fund cannot be reissued, and the Fund’s authorized capital stock shall be deemed to be reduced by the number of shares redeemed.  As of December 31, 2008, 2,355,890 shares of the Fund have been redeemed since inception of the Fund in 1963.  The Fund’s net shares of capital stock outstanding were 2,257,410 as of December 31, 2008.

Cumulative Voting

Fund shares are entitled to cumulative voting rights.  This provision permits a shareholder to allocate the votes of his or her shares towards one or more directors in order to increase the influence of his or her ownership towards the director or directors selected for his or her support in an election of directors.

PURCHASE, REDEMPTION, AND PRICING OF SHARES OFFERED

Determining Net Asset Value

The net asset value (“NAV”) of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (3:00 Central time), each day the NYSE is open for trading.  However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, rounded to the nearest cent.  An example of how the Fund calculated its net asset value per share as of December 31, 2008 is as follows:

Net Assets	=	Net Asset Value Per Share $21.91
Shares Outstanding

$49,448,417	=
2,257,410

The Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of trading on the day the securities are being valued or, lacking any reported sales, at the last available bid price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Securities primarily traded on the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last available bid price.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the last sale price at the close of trading, or at the last available bid price if there has been no sale on such day.  Securities and assets for which market quotations are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are priced by Interactive Data Corporation (“IDC”), the Fund’s independent pricing service.  In determining the price, IDC will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.  If a price is not available from IDC, the security is priced at the bid. U.S. government and agency securities are valued at most recent bid prices.  Corporate debt and U.S. government and agency securities for which prices are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

TAX STATUS

The Fund qualifies or intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income.

Although the Fund intends to satisfy the foregoing requirements, there is no assurance that it will be able to do so.  If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described below) (“QDI”), which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  A portion of the distributions may consist of qualified dividend income and as such, may be taxable as long-term capital gains.  QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid.  The Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2009.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  The capital loss carryover as of December 31, 2008 is $316,994 and expires on December 31, 2016.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s and its shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2008, including the report of independent registered public accounting firm thereon are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2008.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the Fund’s website at www.bridgesfund.com or write to or call the Fund at the address or telephone number listed above.